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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                      ------------------------------------



                                   FORM 8-K/A
                                (Amendment No. 1)

                      ------------------------------------




                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) February 6, 1997
                                                         ----------------

                             DART GROUP CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                                               0-1946                              53-0242973
 ----------------------------                                  -----------                        -------------------
 (State or other jurisdiction                                  (Commission                         (I.R.S. Employer
      of incorporation)                                        File Number)                       Identification No.)

     3300 75th Avenue, Landover, Maryland                 20785
   ----------------------------------------            ----------
   (Address of principal executive offices)            (Zip Code)

        Registrant's telephone number, including area code (301) 731-1200
                                                           --------------

--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)




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



This Amendment No. 1 amends the registrant's Current Report on Form 8-K (the "Form 8-K") that was filed with the Securities and Exchange Commission on February 20, 1997. Each capitalized term not otherwise defined herein has the meaning assigned to such term in the Form 8-K.

Item 7(b) of the Form 8-K is hereby deleted and replaced in its entirety with the following:

Item 7.  Financial Statements and Exhibits

(b)      Pro Forma Financial Information.

The following unaudited pro forma financial statements of Dart for the year ended January 31, 1996 and the nine months ended October 31, 1996, give effect to the Acquisition, the sale of the Senior Notes, the Bridge Loan and the use of existing Shoppers Food cash, cash equivalents and short-term investments to repay the Bridge Loan and pay a cash dividend to Dart, as if such transactions occurred on February 1, 1995 with respect to the pro forma operating and other data for the year ended January 31, 1996 and the nine months ended October 31, 1996 and as of October 31, 1996 with respect to pro forma balance sheet data.

The Acquisition has been accounted for by Shoppers Food using the purchase method of accounting. The pro forma adjustments include excess purchase price over the net book value of assets acquired and deferred financing costs. The adjustments have been determined based upon the fair market value of the assets acquired.

The unaudited pro forma financial statements are not necessarily indicative of either future results of operations or of results that might have been achieved if the transactions had been consummated as of the indicated dates. The unaudited pro forma financial statements should be read in conjunction with Shopper Food's historical consolidated financial statements (and the notes thereto) contained in this Form 8-K and Dart's historical consolidated financial statements (and the notes thereto) contained in its Annual Report on Form 10-K for the year ended January 31, 1996 and its Quarterly Report on Form 10-Q for the quarter ended October 31, 1996, which reports are incorporated herein by reference.



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                             DART GROUP CORPORATION
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                             (dollars in thousands)

                                        Year Ended January 31, 1996
                              ----------------------------------------------
                                         Shoppers
                                Dart       Food        Adj.        Pro Forma
                              ---------  ---------  ---------     ----------
Sales                         $ 655,161  $ 829,626  $     -       $1,484,787
Real Estate Revenue              13,155        -          -           13,155
Interest and other income         9,820     12,075     (4,835)(a)     17,060
                              ---------  ---------  ---------     ----------
                                678,136    841,701     (4,835)     1,515,002
                              ---------  ---------  ---------     ----------

Cost of sales, warehousing
  and occupancy                 509,136    651,309        -        1,160,445
Selling and Administrative      146,209    156,188       (155)(c)    302,242
Depreciation and
  Amortization                   15,453      8,628      4,460 (b)     29,667
                                                        1,126 (c)
Interest expense                 13,175      1,499     17,247 (d)     33,921
                                                        2,000 (d)
Write-down Cabot-Morgan
  Real Estate joint
  ventures                       14,562        -          -           14,562
Restructuring charge             (2,051)       -          -           (2,051)
Closed facility reserve          (5,665)       -          -           (5,665)
                              ---------  ---------  ---------     ----------
                                690,819    817,624     24,678      1,533,121
                              ---------  ---------  ---------     ----------

Income (loss) before income
  taxes equity in affiliate
  and minority interests        (12,683)    24,077    (29,513)       (18,119)
Income taxes                      6,149      9,425     (3,700)(c)      1,852
                                                      (10,022)(e)
                              ----------  --------   --------      ---------

Income (loss) before equity
  in affiliate and minority
  interests                     (18,832)    14,652    (15,791)       (19,971)
Equity in affiliate              10,055        -      (10,055)(c)        -
Minority interest in
  (income)loss of
  consolidated subsidiaries
  and partnerships               (4,647)       -          -           (4,647)
                              ---------  ---------  ---------     ----------

Net income (loss)             $ (13,424) $  14,652  $ (25,846)    $  (24,618)
                              =========  =========  =========     ==========



        See notes to the pro forma consolidated statements of operations.

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



                             DART GROUP CORPORATION
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                             (dollars in thousands)

                                    Nine Months Ended October 31, 1996
                             -----------------------------------------------
                                         Shoppers
                                Dart       Food       Adj.        Pro Forma
                             ---------  ---------  ---------     -----------
Sales                        $ 478,271  $ 625,123  $     -       $ 1,103,394
Interest and other income        3,659      8,797     (3,706)(a)       8,750
                             ---------  ---------  ---------     -----------
                               481,930    633,920     (3,706)      1,112,144
                             ---------  ---------  ---------     -----------

Cost of sales, warehousing
  and occupancy                375,956    482,905        -           858,861
Selling and administrative     105,802    118,676        -           224,478
Depreciation and
  amortization                  10,316      6,934      3,345 (b)      21,440
                                                         845 (c)
Interest expense                 5,593      1,445     12,935 (d)      21,473
                                                       1,500 (d)
Restructuring charge            (1,052)       -          -            (1,052)
Closed facility reserve         (3,865)       -          -            (3,865)
                             ---------  ---------  ---------     -----------
                               492,750    609,960     18,625       1,121,335
                             ---------  ---------  ---------     -----------

Income (loss) before income
  taxes equity in affiliate
  and minority interests       (10,820)    23,960    (22,331)         (9,191)
Income tax (benefit)              (965)     8,234     (8,325)(e)      (1,056)
                             ---------  ---------  ---------     -----------

Income (loss) before equity
  in affiliate and minority
  interests                     (9,855)    15,726    (14,006)         (8,135)
Equity in affiliate              7,018        -       (7,018)(c)         -
Minority interests in
  (income) loss of
  consolidated subsidiaries
  and partnerships                 908        -          -               908
                             ---------  ---------  ---------     -----------

Net income (loss)            $  (1,929) $  15,726  $ (21,024)    $    (7,227)
                             =========  =========  =========     ===========


        See notes to the pro forma consolidated statements of operations.




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



         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

(a) Reflects the decrease of interest income attributable to the reduction of cash, cash equivalents and short-term investments by $72,800,000 to repay the Bridge Loan and approximately $7,200,00 to pay financing and acquisitions costs.
(b) Reflects the amortization of excess purchase price over the book value acquired arising from the Acquisition, on a straight-line basis over a 40-year period and the amortization of lease rights on a straight-line basis over the life of the individual leases.
(c)      Reflects the consolidation of Shoppers Food.
(d) Based upon an initial rate of interest on the Senior Notes of 10.0% and increasing by 50 basis points on a quarterly basis commencing on August 1, 1997. Pro forma interest expense has been computed from the date the Senior Notes were issued (February 6, 1997) through the maturity date of the Senior Notes (February 6, 2000) and recorded on a straight line basis. Deferred financing costs are amortized over three years on a straight-line basis.

                                               Year Ended     Nine Months Ended
                                            January 31, 1996   October 31, 1996
                                            ----------------   ----------------
                                                   (dollars in thousands)

         Historical interest expense            $ 14,674          $  7,038
         Add: Interest on Senior Notes            17,247            12,935
                                                --------          --------
         Pro Forma interest expense               31,921            19,973
                                                ========          ========
         Historical amortization of
           deferred financing                   $    -            $    -
         Add: Amortization of new
           financing costs                         2,000             1,500
                                                --------          --------
                                                $  2,000          $  1,500
                                                ========          ========

(e) Reflects adjustment to Shoppers Food income taxes net of the tax effect of non-deductible amortization.


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



                             DART GROUP CORPORATION
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                             (dollars in thousands)

                                          As Of October 31, 1996
                               -----------------------------------------------
                                           Shoppers
ASSETS                            Dart       Food     Adjustments    Pro Forma
                               ---------  ---------   -----------    ---------
Current Assets:
  Cash                         $  12,796  $     629   $     -        $  13,425
  Short-term instruments          15,141    105,075     (80,000)(a)     40,216
  Marketable debt securities      12,413        -           -           12,413
  Accounts receivable             12,823      7,736         -           20,559
  Income taxes refundable          8,250        -           -            8,250
  Merchandise inventory          249,257     27,011         -          276,268
  Deferred income tax benefit      7,754      1,550         -            9,304
  Prepaid income taxes               -          930         -              930
  Other current assets             6,679      1,433         -            8,112
                               ---------  ---------   ---------      ---------
                                 325,113    144,364     (80,000)       389,477
                               ---------  ---------   ---------      ---------
Property and Equipment,
  at cost:
  Furniture, fixtures and
    equipment                    100,499     83,103     (70,590)(d)    113,012
  Buildings and leasehold
    improvements                  30,652      2,655      (2,255)(d)     31,052
  Land                             1,034        -           -            1,034
  Property under capital lease    24,472      8,663         -           33,135
                               ---------  ---------   ---------      ---------
                                 156,657     94,421     (72,845)       178,233
Accumulated Depreciation and
  Amortization                    78,161     72,845     (72,845)(d)     78,161
                               ---------  ---------   ---------      ---------
                                  78,496     21,576         -          100,072
                               ---------  ---------   ---------      ---------

Other Assets:                      4,202        358         -            4,560
Share of Equity in Shoppers
  Food Warehouse Corp.            48,415        -       (48,415)(d)        -
Excess of Purchase Price over
  Net Assets Acquired net of
  Accumulated amortization of      1,947        -         1,876 (b)
  $325,000                                              149,606 (d)    153,429
Deferred Financing Costs             -          -         6,000 (c)      6,000
Lease rights                         -          -        17,436 (d)     17,436
Deferred Income Tax Benefit       12,729      3,147      (6,974)(d)      8,902
                               ---------  ---------   ---------      ---------
     Total Assets              $ 470,902  $ 169,445   $  39,529      $ 679,876
                               =========  =========   =========      =========


             See notes to the pro forma consolidated balance sheets.


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



                             DART GROUP CORPORATION
            UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET, CONTINUED
                             (dollars in thousands)

                                             As of October 31, 1996
                                 ---------------------------------------------
LIABILITIES AND                              Shoppers
STOCKHOLDERS' EQUITY                Dart       Food       Adj        Pro Forma
                                 ---------  ---------  ---------     ---------
Current Liabilities:
  Current portion mortgages
    payable                      $   1,083  $     -    $    (781)(b) $     302
  Crown Books' credit facility       9,368        -          -           9,368
  Accounts payable, trade          125,898     39,279        -         165,177
  Income taxes payable               3,008        -          -           3,008
  Accrued salaries and benefits     19,921      4,116        -          24,037
  Accrued taxes other than
    income                           8,337      2,290        -          10,627
  Other accrued liabilities         37,981      7,802      3,723 (b)    49,506
  Current portion of reserve
    for closed facilities and
    restructuring                    5,462        400        -           5,862
  Current portion of
    obligations under
    capital lease                      101        -          -             101
                                 ---------  ---------  ---------     ---------
                                   211,159     53,887      2,942       267,988
                                 ---------  ---------  ---------     ---------

Mortgages Payable                      435        -          -             435
                                 ---------  ---------  ---------     ---------
Senior Notes                           -          -      140,000 (e)   140,000
                                 ---------  ---------  ---------     ---------
Obligations Under Capital
  Lease                             30,421     10,158        -          40,579
                                 ---------  ---------  ---------     ---------
Reserve for Closed Facilities
  and Restructuring                 28,710      1,033        -          29,743
                                 ---------  ---------  ---------     ---------
Other Liabilities                      -        5,404     (4,450)(d)       954
                                 ---------  ---------  ---------     ---------

Minority Interests                  66,913        -          -          66,913
                                 ---------  ---------  ---------     ---------

Stockholders' Equity
  Class A common stock               1,962        117        (58)(b)     1,962
                                                             (59)(d)
  Class B common stock                 500         50        (25)(b)       500
                                                             (25)(d)
  Paid-in-capital                   78,833        -          -          78,833
  Notes receivable-shareholder     (65,130)       -          -         (65,130)
  Unrealized gains on short-
    term investments                    71        -          -              71
  Retained earnings                119,065     98,796    (49,398)(b)   119,065
                                                         (49,398)(d)


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



                             DART GROUP CORPORATION
            UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET, CONTINUED
                             (dollars in thousands)

                                           As of October 31, 1996
                               ---------------------------------------------
LIABILITIES AND                            Shoppers
STOCKHOLDERS' EQUITY,             Dart       Food       Adj        Pro Forma
CONTINUED                      ---------  ---------  ---------     ---------
Treasury stock, Class A           (1,749)       -          -          (1,749)
Treasury stock, Class B             (288)       -          -            (288)
                               ---------  ---------  ---------     ---------

Total Stockholders' Equity       133,264     98,963    (98,963)      133,264
                               ---------  ---------  ---------     ---------
  Total Liabilities and
    Stockholders' Equity       $ 470,902  $ 169,445  $  39,529     $ 679,876
                               =========  =========  =========     =========

             See notes to the pro forma consolidated balance sheets.

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



                             DART GROUP CORPORATION
            NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEETS

(a) Reflects repayment of the $72.8 million Bridge Loan, the $3.2 million payment of the balance of the deferred financing costs and the $4.0 million payment of the direct acquisition costs.
(b)      Reflects the consolidation of Shoppers Food.
(c) Reflects the fees and expenses of Senior Note financing costs of $6.0 million.
(d) Reflects the effect of consummation of the Acquisition, the calculation of the excess purchase price over the net book value of assets acquired and the allocation of purchase price to lease rights.

         Purchase price (dollars in thousands):
                  Purchase of shares pursuant to Acquisition             $ 210,000
                  Direct acquisition costs                                   4,000
                                                                         ---------
                       Adjusted purchase price                             214,000
                  Less: Net book value of assets acquired                   49,482
                                                                         ---------
                  Excess purchase price to be allocated                  $ 164,518
                                                                         =========
                  --Goodwill                                               149,606
                  --Deferred rent                                            4,450
                  --Deferred taxes on lease rights                          (6,974)
                  --Lease rights                                            17,436
(e)      Reflects the following pro forma adjustments (dollars in thousands):

         Issuance of Senior Notes                                        $ 140,000
         Commissions to initial purchaser                                   (2,800)
                                                                         ---------
         Senior Notes, net of commissions                                  137,200
         Borrowing under Bridge Loan                                        72,800
         Purchase of shares pursuant to Acquisition                       (210,000)


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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         DART GROUP CORPORATION




                                         By:  MARK A. FLINT
                                              -------------------------
                                              Mark A. Flint
                                              Senior Vice President and
                                                Chief Financial Officer


Date: April 21, 1997

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